Exhibit 99.1

CORPORATE PARTICIPANTS

TIM HOGAN
TXU Corp. - Investor Relations

ERLE NYE
TXU Corp. - Chairman

JOHN WILDER
TXU Corp. - Chief Executive Officer

CONFERENCE CALL PARTICIPANTS

ASHAR KHAN
Foresight - Analyst

PAUL RIDZON
McDonald Investments - Analyst

LESLIE RICH
Banc of America Capital Management - Analyst

STEVEN FLEISHMAN
Merrill Lynch - Analyst

KIT KONOLIGE
Morgan Stanley - Analyst

DANIEL EGGERS
CSFB - Analyst

BRIAN OLSON
Luminous Management - Analyst.

ZACH SCHREIBER
Duquesne Capital - Analyst

VIC KHAITAN
Deutsche Assets Management - Analyst

VIKAS DWIVEDI
Prudential Equity Group - Analyst


PRESENTATION

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OPERATOR

Good morning. My name is Cherette and I will be your conference facilitator. At this time, I will like to welcome everyone to TXU Analyst Call. All lines have been placed on mute to prevent any background noise. After the speaker's remarks, there will be a question-and answer-period. If you would like to ask a question during this time, simply press "*" then number "1" on your telephone keypad. If you would like to withdraw your question press "*" then the number "2" on your telephone keypad. Thank you. Mr. Hogan, you may begin your conference.

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TIM HOGAN - TXU CORP. - INVESTOR RELATIONS

Thank you Cherette. Good morning. Thank you all for joining us for this exciting event in TXU history. This call is open to the general public and media but designed for financial analyst. We'll open the call to your questions after our prepared remarks. In the interest of keeping the call to 45 minutes, we ask your assistance in limiting your questions to one for the follow-up; if we have extra time we will open the call for additional follow-up questions. The replay of today's call will be available on our website at txucorp.com approximately 1 hour after the call and will be available later today via telephone for one week at phone numbers 706-645-9291 with conference ID 5733587.

I'm sure you are all aware of the Safe Harbor statement and Regulation G. During this call we will make some forward-looking statements, which are subject to various risks and uncertainties. Discussions of factors that could cause actual results to differ materially from management's projections, forecasts, estimates, and expectations are contained in the company's SEC filings, which are available on our website, I encourage you to read them. Our discussions on this call may also include certain non-GAAP financial measures as defined under SEC rules. For such measures a reconciliation of those measures to their most directly comparable GAAP measures will be available on our website at txucorp.com under "Investor Resources" in the presentation slides. With me today are Erle Nye, Chairman of TXU, and John Wilder, Chief Executive Officer of the company. Erle

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ERLE NYE - TXU CORP. - CHAIRMAN

Thank you, Tim, and thank all of you all for joining us this morning particularly on such short notice. I am very pleased to announce that TXU has attracted John Wilder as Chief Executive effective today. As we conducted the search for the new CEO I've told many of you that it was more important to do the search right than to do it fast. I think you will agree that with the naming of John Wilder as CEO we did it right.


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Most of you know John and the great record he compiled at Entergy. I believe he has every essential attribute to take this company to an industry-leading position. John is highly intelligent, exceptionally talented executive with very positive leadership qualities. More importantly he is a man of unquestionable character and integrity, who takes his responsibilities to shareholders, customers and employees very seriously.

John understands the changing and evolving nature of the industry. He understands how to grow the business while maintaining credit stability. He appreciates the importance of customer service. He values the contributions of his employees and he honors the trust that is owed to shareholders and creditors. I am delighted that John has agreed to lead TXU.

For those who don't know John, he joined Entergy in 1998 after almost 20 years with the Royal Dutch/Shell Group. He was a core member of Entergy's management team serving in a wide variety of leadership roles including creating and growing businesses, improving trading and risk management processes, negotiating strategic transactions, and establishing a new standard of excellence in financial disclosures. Entergy's record is remarkable and John had a major role in making it so.

I will support John in his new role, but John will have full responsibility for the company from this moment forward. My job will be to Chair the Board of Directors and I will assist by performing various industry, community and public affairs activities.

In accordance with the Board's wishes, I plan to stay through May 2005 as the -- as Chairman of the Board of Directors and after that time it is the Board's plan that I will remain as a Director and it is expected that John will become Chairman and CEO at that time. I am very pleased to introduce to you John Wilder, the Chief Executive of TXU

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thank you all and good morning. I can't tell you how delighted I am to join TXU as CEO. I want to start by thanking Erle for the tremendous contribution he has made over his 40 plus years of service to the company. He has guided TXU to major opportunities like Comanche Peak and the Texas market restructuring and put the company back on track in 2003. I am a grateful beneficiary of the success beginning to restore TXU to a strong position. I am very pleased that he will continue to serve as Chairman until May of next year and I'll look forward to working with him. Like a skillful athlete in a well-executed relay race. Erle has handed me the baton while running full speed, I now have the baton firmly in grip and this company will continue to sprint ahead.

My remarks today are in response to a question Erle posed to me, what do you -- we need to do to return TXU to a position of industry leadership. Over the next 30 minutes I will cover three topics with you that will begin to answer that question. First, I will explain why I am so excited about the prospects for TXU. In my outside-in review I have been struck by the many structural advantages in our core businesses and by the significant amount of hidden value in these businesses. Second, I will share with you my overall priorities and aspirations. This will include a description of some of the key performance levers and their likely impact on future performance. Lastly, I will take you through my execution plan with a focus on the specific actions that we will take over the next 90 days.

TXU is a great company with a bright future. I make this statement with confidence based on two important TXU strengths. First and most importantly we have great people who thoroughly understand this business and who hold a 120-year tradition of innovation and industry leadership.

Second, we have great assets and business position. Slide 1 highlights some of the major structural advantages in our businesses. In Generation, we are well positioned to succeed in a business that must compete by producing at the lowest possible costs and brutally managing the commodity price risk. Generation is also the business that has the most hidden value. First, we are long in natural gas prices because our cost power prices are set by natural gas power units, our solid fuel generation of 56-terawatt hours is essentially a very large natural gas field, equivalent of producing 435 Bcf a year with the 25-year reserve to production life. This translates into an 11 Tcf equivalent natural gas reserve position, the largest position of all investor-owned utilities, exceeding the average of the next four companies by almost 50%.

By almost any industry observer's point of view, the tight supply demand dynamics in North American natural gas market will create a structurally advantage position for TXU for years to come. I estimate that 50 cent per MMBtu increase in gas prices would add approximately 215m of annual EBIT. Of course, a gas price drop will have the opposite effect. But I can assure you that we will put in place sophisticated risk structures to manage this commodity position.
I want to be clear I like the fundamentals of being long in an increasingly tight market. I also like the portfolio benefits of this position since gas prices have a very low correlation to the overall market and therefore produce extremely low betas.

Second, we are long in spark spread. In the recent past, being long in spark spread has been a brutal experience for most companies and investors. Of course, it all depend on when you enter the position and I think we would all agree that it will be an attractive position over the next few years as demand grows with relatively few, if any, new capacity additions. TXU has a solid fuel long position of 56-terawatts hours per year against the ERCOT heat rate. Demand growth will slowly move us up to supply curve, and increase ERCOT's marginal heat rate by approximately 200 heat rate points over the next three years. This


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increase will improve annual generation of EBIT by 60m, part of which may be offset by approximately 35m reduced retail margins.

Third, we are long on volatility. TXU's high heat rate peakers include 11-gigawatts of capacity that produced 16-terawatt hours of power in '03. This capacity represents a series of very valuable call options that will began to move in the money as ERCOT power prices rise above roughly $80 a megawatt hour in the peak period. As demand grows, these options will help dramatically increase values.

Next, in retail, we have an unregulated business that competes on cost for commercial industrial customers and competes on value and customer service for the individual consumer. This 90-terawatt hour retail position, one of the biggest in the world, consists of a well-balanced mix of residential, commercial and industrial customers, and a very constructive transition market with attractive margins. Our residential customers have seen the value of our scale, demonstrating strong brand recognition and relatively low net switching rates of less than 5% in '03.

Our third advantage business is our transportation company, Oncor. As in any transportation business, performance share is driven by operational excellence and customer service. We have an attractive rate of return in a growth market with almost all major regulatory issues resolved.

Fourth, our non-regulated supply and trading positions are some of the largest in the industry. We have market share of over 25% in both supply and demand in a 300-terawatt hour market. This places us at the center of a dynamic market with significant commercial opportunities. We are also a major purchaser of both wholesale power and natural gas.

Our Australia business is well positioned with strong organic growth of 2.8% in electricity and 3.7% in natural gas.

Finally, we have the Corporate Center, which serves as the nerve center for people culture and strategy. It coordinates the budgeting and allocation of 1b per year of capital expenditures and 1b per year in SG&A expenses providing significant scale advantages. In fact, almost all of TXU's business positions have world-class scale and scope. In a commodity business scale and scope provides the opportunity for top quartile to top decile performance. TXU can draw on these business positions as we enter one of the most exciting and challenging periods in our company's history.

Our industry continues to experience dramatic change and uncertainty. TXU's principal market ERCOT is at the forefront of the transformation even as the industry as a whole remains suspended between regulated and unregulated models. I believe that our structural advantages will position us to be a leader as the industry enters a new era.

Although we have an advantaged business model, TXU must overcome some challenges. We have 12.2b of net debt, which is at least 4b too much and our cash generation is only a little over 2.9 times our interest expense. Our earning power is not yet at the level of an industry leader and our cost structure is not yet built for a lean competitive machine. We must overcome these challenges to ensure that our company continues the tradition that it's built for over a century. But we can accomplish much more and we must go further.

The opportunity at TXU is not unlike a personal rejuvenation. We need to step back, collect our thoughts, and emerge with crystal-clear thinking about our strategic direction, our business model and our execution plan. We need to build additional muscle in our core businesses to withstand increasing competition. We need to build industry-leading capabilities, and apply and extend these skills into growth areas. We need to be relentless in our focus and relentless in our commitment to results.

This brings me to the second part of my remarks. My priorities and performance aspirations. In framing these priorities I drew on my own experience, TXU's history, and examples from other industries. Our sector isn't the first to face deregulation or dramatic changes. Petroleum, banking, airlines, and telecommunications have all experienced similar challenges. I've observed the consistent pattern for the great companies that endured and succeeded through rapidly changing times. Their model helped me frame the program I will pursue.
I call this the "4+4" program, which is laid out in slide 2. We will focus each business on delivering world-class execution in four areas: cost leadership, operational excellence, market leadership and commercial excellence.

We will also drive each business to develop four distinctive capabilities: performance management, customer excellence, risk portfolio management, and profitable growth. With hard work and consistent performance I believe that TXU has the ability to excel against all these levers.

Let me briefly cover each of the "4+4" elements, the first four relates to delivering world-class execution. In the commodity businesses in which we compete cost leadership is not an option it's a must. We will measure each of our businesses against industry benchmarks, striving for top decile performance, measured against these standards, continuing to drive down SG&A cost represents a significant opportunity. Reducing non-revenue functions to less than 8% of revenue, which simply means getting back to where they were in 2000, would save 115m EBIT per year. Achieving top quartile performance in generation O&M cost would generate an additional 70m annual EBIT. Top decile performance in both SG&A and O&M would generate 310m annual EBIT, Superior operational skills are also a must. We will strive for best-in-class capacity factors at our nuclear and coal plants. Achieving top quartile production rates would generate over 25m annual EBIT achieving top decile would double the gain. Our brand and market


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positions will be more important than ever in our deregulated markets. Market share profitability and customer surveys will provide very clear scorecards and benchmarks. We must maintain a high share in residential retail and strong margins in C&I, and firmly establish the TXU brand as a symbol of high value and impeccable service. On balance we will lose share as the invisible hand of the markets work; however with disciplined execution and strong value positioning we should be able to keep the net EBIT reduction to around 85m by '06.

TXU's deregulated businesses compete in highly volatile commodity markets. Given our market share in a fragmented wholesale market with hundreds of players that depend on market makers, I believe TXU can over time create a meaningful supply in trading business. This market opportunity combined with reductions in the purchase costs of power and gas would generate over 50m annual EBIT.

The second part of the "4+4" is aimed at building distinctive capabilities that will enable us to sustain performance improvements and establish industry leadership. The first is performance management. TXU's commitment to performance management has two elements. First we will make each business unit's performance transparent both internally and externally. Second, we'll define a set of clear well understood metrics for each business to measure progress against "4+4" ensuring accountability and aligning incentives.

Next customer excellence, we must adopt and apply the practices of leading edge retailers customer relationship management specialists and service providers to compete and thrive in our retail businesses. We must effectively steward the TXU brand.

Our third capability is risk portfolio management. We will ensure that rigorous controls and measurement systems are in place. We must fully understand our individual risk positions and their inter-relationships and how these translate into enterprise risk. We will evaluate managed prudent risk mitigation strategies that best reflect our overall risk tolerance.

Profitable growth is the final element of settlement of "4+4" before we can make it happen we will need to earn the right to grow. We will need to upgrade our capabilities and build the muscle required to be a true industry leader. As we complete our improvement programs there are several promising non-capital intensive growth paths out-of-market residential consumer markets, leveraging our market leadership and customer excellence and C&I vertical markets which our scale, cost leadership, and operational excellence will provide distinctive advantages. We will be well position to grow if we succeed in embedding "4+4" in our core businesses.

As illustrated on slide 3, achieving the aspirations embedded in the "4+4" program will create significant financial returns and flexibility. Starting from the '03 EPS basis $2.03 a share, the critical drivers include 22 cents per share from reduce interest expense as a result of paying down 2.3b of debt -- refinancing activity should essentially be a wash as we suffer from 17 cents dilution from the issuance of 31m shares, which will be offset by 15 cent EPS interest saving. EPS will increase by 21 cents per share from the underlying volume growth based on an assumption of 1.5% annual growth in volume. The ERCOT volume of growth estimates is more conservative in both the 1.6% average of the past five years and a 2.3% EIA projection from '03-'08. This is very expected economic reality from a high fixed cost business that has operating leverage. Small volume gains can result in very substantial bottom line results. The performance drivers also include 43 cents per share driven by cost leadership, 7 cents per share due to operational excellence, and 14 cents from commercial excellence. These improvements will be offset by approximately 13 cents reduction due to expected market share erosion. Even with the contingency of 25 cents, by '06, these improvements should enable the Company to deliver $2.75 EPS, a 35% improvement from '03. This plan will correspond to free cash flow of almost 900m, an increase in ROIC from 6.4 to 7.6%, a reduction in net debt of 4.4b, and an improvement on our net debt to total capital ratio from 65% to 43%, and an increase of our EBITDA coverage from 2.9 to 4.4 times. Of course, I must emphasize that these metrics are based on my outside-in assessment and they certainly should not be viewed as official guidance. But I do think that they can be achieved with solid 4X4 performance.

Here is the baseball analogy. These aspirations are not equivalent of a perfect game. A perfect game will be top decile performance against all levers in all businesses. These assumptions are more like pitching a shut out. Disciplined execution, strong management team, very solid performance, yes; perfection, no. If we were to pitch a perfect game and achieve top decile performance across all levers and all businesses, I estimate that we would generate $3.50 EPS by '06. Achieving 4 + 4 program and delivering against each aspirations will require a significant effort.

Slide 4 lays out my 90-day work plan. We have a specific set of tasks mapped out week-by-week against which we will focus and execute. In the first 90 days, I will concentrate on engaging employees, seeking feedback from customers, regulators and shareholders, building the first two levels of the management team, and developing detailed business plans to present to you in about three months. This process was kicked off this morning at 7:00 am as I sent my first e-mail to several of TXU's key business leaders challenging them to develop detailed business plans that exceed my aspirations. I provided them with very simple, yet specific expectations for this review as illustrated on slide 5.

I have asked each of them to describe their structural advantages, their business model, and their team. I have also asked him how 4 + 4 will affect their business and financial performance. My conversations with employees and shareholders will suggest we may want to bring in new people into our already strong management team. Of course, I will be guided by my own judgment as well as our look for leaders who are well, passionate, disciplined, and enjoyed being held accountable. Over the next 60-90 days, I will appoint my level 1 management team and they will in turn select their management teams. This process ensures that everyone has a chance to reestablish their commitment to the forward agenda and it is a vital part of making a rejuvenation process work.

I pledge to you that we will provide investors with detailed disclosures about the key drivers in our businesses; this will include specifics on margins, market share, production cost, production volumes, etc. As I have said many times to investors, management shouldn't want their company security to be overvalued or undervalued, but fairly valued. And the only way for you to fairly value us is for us provide you with complete and accurate information. The only exception would be when we think disclosing information will cause us competitive harm and in those cases, we will tell you.

In summary, slide 6 sums up what I believe to be TXU's compelling value proposition. TXU isn't a one-trick company. We have an attractive portfolio of businesses, and we have abundant options and significant degrees of freedom in our execution path. The industry and TXU are in a phase of evolution that other industries have passed through successfully. The post-deregulation phase in other industries has always led to innovation and greatly improved performance levels driven by the inescapable need to become more and more competitive. We have an extra motivation because we are not as financially strong as we would like to be and we know that only the strong will survive.

Even companies that are very well-run operationally like TXU can improve and improve substantially. The combination of strong core businesses and significant improvement potential is what makes me so excited about this opportunity. We will strive relentlessly to achieve results with the 4 + 4 program that will produce almost 440m in EBIT with 270m from cost leadership, 40m from operational excellence, 40m from market leadership, and 90m from commercial excellence. This will likely be offset by around 125m EBIT loss from our incumbent market share erosion. Our overall results: driving to double digit EPS growth, almost doubling annual free cash flow, improving ROIC by 20% on a $20b invested capital base, reducing over 4b in debt, reducing net debt to net capital by a third and improving coverage to over four times. This will lead to increased value and a much stronger resilient company. I have the baton, we have a plan and starting at 7 am today we are moving forward. Now, I will be happy to answer your questions.


QUESTION AND ANSWER

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OPERATOR

At this time, I would like to remind everyone in order to ask a question, please press "*" on your telephone keypad. We will pause for just a moment to compile the Q&A roster. And your first question comes from Ashar Khan with Foresight.

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ASHAR KHAN - FORESIGHT - ANALYST

Good morning and congratulations, John, on your new position.


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JOHN WILDER - TXU CORPORATION - CHIEF EXECUTIVE OFFICER

Thank you Ashar.

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ASHAR KHAN - FORESIGHT - ANALYST

We are really happy as is all the market. John, could you just share with us, we saw comment come on the tape you have used on the dividend policy please?

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

I would happy -- be happy to Ashar. One thing I think is critical about commodity business is you have to have conservative financial policies and that means conservative consumptions around the commodity price, that means a conservative assumptions around your debt structure that means conservative assumptions around how much capital strength and liquidity you need. The dividend decision of course is a decision for the Board, it's not a decision for management, but from my standpoint as management, I wouldn't be comfortable making a material change in the dividend policy, until I knew all of our businesses were running at high performance levels and I knew we had more than adequate financial flexibility to withstand any market shocks that the company might have. In my way of thinking and with the business portfolio we have our debt would be net debt to total capital in the 40-45 range and strong coverage ratios of 4.0 or greater, I think we can achieve that by '06 and quite frankly there is a possibility we can achieve that by '05.

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ASHAR KHAN - FORESIGHT - ANALYST

Thanks. And if I can just ask the contingency 25 cents in which area do you feel that contingency is much more exposed to among the business sections?

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ERLE NYE - TXU CORP. - CHAIRMAN

I am not sure, that's just -- that's just the plug number, $3 was just too strong from an outside end view, nothing more complicated than that.

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ASHAR KHAN - FORESIGHT - ANALYST

Okay, I appreciate it and congratulations again.

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ERLE NYE - TXU CORP. - CHAIRMAN

Thank you.

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OPERATOR

Your next question comes from Steve Fleishman with Merrill Lynch. Okay, Steve has withdrawn his question. We will go to the next question and that's with Paul Ridzon with McDonald Investments.

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PAUL RIDZON - MCDONALD INVESTMENTS - ANALYST

Good morning John, first of all, why didn't you wait two days and do one more Mardi Gras?

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

You are not the first to ask that question Paul.

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PAUL RIDZON - MCDONALD INVESTMENTS - ANALYST

My real question is with your resume; you probably had a lot of opportunities in this industry, either in the last year or certainly in the next few years. I am just wondering what you saw as the huge value proposition in TXU versus some of the possible alternatives?

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Well there are a couple of reasons; the most important area is only one TXU. There's only one company with a 120 year tradition, there's only one company with the structurally advantage business positions and there is only one company that has this kind of performance improvement potential. I think it's -- I just -- I think the opportunity here are endless.

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PAUL RIDZON - MCDONALD INVESTMENTS - ANALYST

Thank you very much.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

You're  welcome.

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OPERATOR

Your next question comes from Leslie Rich (ph.) with Banc of America Capital Management.

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LESLIE RICH - BANC OF AMERICA CAPITAL MANAGEMENT - ANALYST

Hi John congratulations.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks Leslie.

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LESLIE RICH - BANC OF AMERICA CAPITAL MANAGEMENT - ANALYST

Wondered if you'd be willing to share anything about your incentive compensation in terms of stock and options etcetera.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

I'll be happy to Leslie. The vast majority of my compensation is based on absolute and relative TSR. That's the way I wanted it, that's the way the Board wanted it and I am totally aligned with all the investors on this call.

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LESLIE RICH - BANC OF AMERICA CAPITAL MANAGEMENT - ANALYST

And is there a sort of a length of time that your options in stock etcetera is vest or is it sort of annual vesting?

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

There is a whole combination, there's annual vesting, there is trigger points in future stock price growth, it was cleverly designed package to incent me to drive this company to stronger -- total shareholder performance. The targets were tough as they should be and if we achieve them it will be great. And one thing I can always say is I am going to be totally aligned with the shareholders.

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LESLIE RICH - BANC OF AMERICA CAPITAL MANAGEMENT - ANALYST

Great. Thank you.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Welcome.

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OPERATOR

The next question comes from Steve Fleishman with Merrill Lynch.

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STEVEN FLEISHMAN - MERRILL LYNCH - ANALYST

Hi John.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Hi Steve.

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STEVEN FLEISHMAN - MERRILL LYNCH - ANALYST

Hi, congratulations.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks.

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STEVEN FLEISHMAN - MERRILL LYNCH - ANALYST

In the, kind of, outlook you provided over the next three years. How did you incorporate the views on gas prices as you mentioned, particularly, in the generation side and I guess on retail, company could be somewhat sensitive both up and down the gas prices? How are you thinking about that? Is that something you are going to trying to hedging out more overtime or is it something that you think the company will more be wanted to take the upside of that?

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Right, well first I just use the forward market as the key assumption. I would like to clip off some of the fat tail downside risk and I wouldn't mind paying a little money to do that. I do like the upside. I think the upside could be very, very strong as I have analyzed and as I understand the U.S. natural gas market. This supply issue really isn't going to be solved until LNG starts coming in a big way and that's going to be the end of the decade in any material volume. So we are in a great position for the next couple of years but we will putting in place, as I mentioned in the remarks, we will be putting in place some sophisticated risk structures to try to protect us against the downside. Now that always mean you probably have to give away a little bit of the upside and we should be okay with that, there is all kinds of techniques we can use, we can sell forward, we can have gas index debt, we can enter into a series of derivative transactions, we will looking at all those options and we will just keep coming back to you and tell you how sensitive we are both to the upside and to the downside and our point of view that's driving us to those decisions.

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STEVEN FLEISHMAN - MERRILL LYNCH - ANALYST

Okay. Thank you.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks Steve.

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OPERATOR

Your next question comes from Zack Schreiber with Duquesne Capital.

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ZACH SCHREIBER - DUQUESNE CAPITAL - ANALYST

Hi, hi John, here is Zack Schreiber, Duquesne.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Hi Zack.

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ZACH SCHREIBER - DUQUESNE CAPITAL - ANALYST

Hey, first of all, Erle congratulations. I firmly believe that you've got the right pick here and getting the right person is much better than doing it quickly.

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ERLE NYE - TXU CORP. - CHIEF EXECUTIVE OFFICER

That's certainly I think so.

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ZACH SCHREIBER - DUQUESNE CAPITAL - ANALYST

And John congratulations to you as well. Just a question here in terms of the structural value of having a lignite and a nuclear position in the gas fired market. It's a question, I guess, for John, you know, we see a lot of value there based on your view on natural gas prices, that's sort of confirmed by the forward curve, but also, you know, Erle, a question for you, Erle, in terms of are there any regulatory developments on the horizon that we can even anticipate that may pose any risk to that long-term value, you know, what's the strategy for '05 legislative session and do we think that there really is -- that position will just stay in place, you know, for the foreseeable future in terms of maintaining this price to beat regime?

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ERLE NYE - TXU CORP. - CHAIRMAN

Zack with respect to the -- next year's legislative session, I do not anticipate any material change in regulatory regime. We've got outstanding now. There seems to be a great comfort among the public and among elected officials with the progress we've made. I think there is at least a modest amount of pride that we have done it in the fashion that we have. So, I don't anticipate any change in the regulatory regime. With respect to the lignite program, we all who have coal -- our nuclear plants, have to be concerned about any sort of environmental law that must be passed, but I do not anticipate any law that would cause us material harm. With all the bills that have been pending, we have been able to negotiate and to advance our own case pretty well, and so I feel very comfortable about that.

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ZACH SCHREIBER - DUQUESNE CAPITAL - ANALYST

And, if I remember, there was a carve out in SB 7 for environment CapEx, have you used up all of that, sort of, all that mechanism and what would happen in case Bush Clear Skies were put in place?

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ERLE NYE - TXU CORP. - CHAIRMAN

I don't know whether we have used it all up as yet, Zach, but we are contemplating some modest additions to our environmental control equipment at our plants. And that's all in the base plan.

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ZACH SCHREIBER - DUQUESNE CAPITAL - ANALYST

Got it.

----------------------------------------------------------
ERLE NYE - TXU CORP. - CHAIRMAN

That John is working also. So, I don't anticipate the expenditure associated with that being a major issue.

----------------------------------------------------------
ZACH SCHREIBER - DUQUESNE CAPITAL - ANALYST

Got it. Erle, congratulations, it's a great legacy to leave us as investors, John, best of luck, look forward to working with you.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thank you, Zach.

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ERLE NYE - TXU CORP. - CHAIRMAN

Thank you, Zach.

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OPERATOR

Next question comes from Vic Khaitan with Deutsche Assets Management.

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VIC KHAITAN - DEUTSCHE ASSETS MANAGEMENT - ANALYST

Thank you. And I also wanted to thank -- congratulate both Earl and John for good selection and good move.

----------------------------------------------------------
ERLE NYE - TXU CORP. - CHAIRMAN

Thanks Vic.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks Vic.

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VIC KHAITAN - DEUTSCHE ASSETS MANAGEMENT - ANALYST

The question, I mean, John, you have done already a lot of homework before taking this job. So, obviously you are quite thorough in your presentation, but you didn't embellish much on the challenges you face in meeting these goals, these are kind of pretty challenging goals, so where do you see your biggest challenges might be?

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Well, the biggest challenge, Vic, in one of these is always energizing the employees and the management to get behind it. And that's what I will be spending the next 90 days, at least most of my time over the next 90 days doing. Of course, I can't do this alone. That's an absurd thought. I have some initial thoughts. We all have to pull together. My first step is to paint an aspiration, to paint something for all of us to rally behind and then we're all going to roll up our sleeves and we are going to prepare detailed plans and then we will start executing. Always in execution as where the difference is made and that's what we hope to be a hallmark of this company for the next 2-3 years.

----------------------------------------------------------
VIC KHAITAN - DEUTSCHE ASSETS MANAGEMENT - ANALYST

Okay. Good luck.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks Vic.

----------------------------------------------------------
OPERATOR

Next question comes from Vikas Dwivedi with Prudential Equity Group.

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VIKAS DWIVEDI - PRUDENTIAL EQUITY GROUP - ANALYST

Hello. Congratulations John.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks.

----------------------------------------------------------
VIKAS DWIVEDI - PRUDENTIAL EQUITY GROUP - ANALYST

Question for you on the marketing and trading aspirations. Will that still be very ERCOT and Texas-focused or would you consider trying to getting into risk management product services and businesses like that?

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Well. We are going to have to walk before we can run on that. Here we started ERCOT and then if we can develop a distinctive platform, if we can develop distinctive capabilities, then we grow from that. That is -- that area is the area that's probably the most immature for us. That's the one we have to do the most thinking on, but it does have a lot of potential. We've got a great position in ERCOT. We understand the volumes, both on the production side and on the demand side, it's a capability-based business and there is no reason we shouldn't be able to continue to build off the capabilities we already have in that business as well as attracting new capabilities to that business and over time I think it could be a very nice business for us.

----------------------------------------------------------
VIKAS DWIVEDI - PRUDENTIAL EQUITY GROUP - ANALYST

Do you think that business requires asset positions as a kind of must have to do?

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

It really does. It is very difficult in -- it is very difficult in gas, but it is particularly difficult in electricity if you don't have the underlying physical position. We have the added feature that many competitors don't have. It is not always that we have the underline asset position, but we have the underlying customer position, that gives a tremendous amount of knowledge of value that many -- our competitors don't have.

----------------------------------------------------------
VIKAS DWIVEDI - PRUDENTIAL EQUITY GROUP - ANALYST

Okay, thank you very much.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thank you.

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OPERATOR

Next question comes from Kit Konolige from Morgan Stanley.

----------------------------------------------------------
KIT KONOLIGE - MORGAN STANLEY - ANALYST

Good morning and congratulations. I'll add my congratulations to both of you as well.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks Kit.

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KIT KONOLIGE - MORGAN STANLEY - ANALYST

Simple question. As you look at it now, John, do you feel the asset position in the hand that you dealt in is the right one in both Texas and Australia or will you be looking to bulk up on assets or shrink the asset base?

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Kit, I think it's about right, I think the work that this team has been doing over the last couple of years both in terms of divesting Europe, as well as divesting telecommunications business, those were the big portfolio moves that needed to be made. They've already made them. I think all these businesses we have are very structurally sound and they have a lot of improvement potential and we are the best company to get that improvement potential. I can't really comment much on the Australian IPO, I don't know much about it, I've heard, you know, heard a little bit about of what the Company is contemplating and what we might do there. It sounds sensible but it's just something I am going to have to dig into. But I do like Australia. It's a good growth market. We've got a good position down there and I think we can get more value out of that.

----------------------------------------------------------
KIT KONOLIGE - MORGAN STANLEY - ANALYST

So just to be specific John do you feel that, I mean, obviously, you know not necessarily completely you know carved in stone but do you feel you've roughly the right amount of megawatts on the ground in Texas and the right combination of them at this point?

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

I think so. I don't have my eyes on any capital-intensive growth opportunities. I think we have got a real potential here to grow this business without putting a lot of capital to work. I think that's a good way to grow a business. We've got these retail positions that are the best positions in the country that we can grow from. Now, you know, for if the real attractive capacity opportunity comes up at a very low entry price, of course, we'll look at it. But there is no reason to do it now. We have got plenty of generation. It's very diversified. It's got the right mix. And I just don't think there's going to be much capital that we need to put to work over the next two to three years.

----------------------------------------------------------
KIT KONOLIGE - MORGAN STANLEY - ANALYST

Great. Thanks. Good luck John.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thank you.

----------------------------------------------------------
OPERATOR

And Mr. Hogan we do have approximately five minutes, can we take the next question? Your next question comes from Dan Egger with the CSFB.

----------------------------------------------------------
DANIEL EGGERS - CSFB - ANALYST

Good morning.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Hi Dan good morning.

----------------------------------------------------------
DANIEL EGGERS - CSFB - ANALYST

Congratulations, first of all.

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JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thanks.

----------------------------------------------------------
DANIEL EGGERS - CSFB - ANALYST

I guess my question is you know looking at TXU the game plan in 2003 was about 200m of cost savings. It looks like a lot of the upside you have targeted now is going to come from the cost savings end of the spectrum. Do you think it's realistic to get to top quartile or top decile type operational performance, you know, over an 18 months, 24 months type time horizon?

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

I do -- Dan if we can't do it no one can. I mean we have the scale and the scope to get it done. So, the only thing prevents -- prevents any management team from getting their cost structure where they want to get it out is will and we are going to have the will.

----------------------------------------------------------
DANIEL EGGERS - CSFB - ANALYST

Okay, I guess this is a question just you've done a fair amount of due diligence I guess you became comfortable with legal issues still surrounding Australia -- surrounding Europe and the whistle-blower lawsuit?

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

I do Dan, I mean, the reality is I just went long in a very concentrate position in TXU and just like you would do if you went long or short in a big concentrate position you do your homework I did my homework and I am comfortable with the company right now.

----------------------------------------------------------
DANIEL EGGERS - CSFB - ANALYST

Sounds good. Thank you.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Thank you.

----------------------------------------------------------
OPERATOR

Your next question comes from Brian Olson (ph.) with Luminous Management.

----------------------------------------------------------
BRIAN OLSON - LUMINOUS MANAGEMENT - ANALYST.

Hi, congratulations John and Erle congratulations on a great search. I just have a what I think is a pretty simple question, was wondering if you could just expand a little bit on the game plan on the retail side and also just what you plan on -- what you expect to see when the price to beat goes away or do you expect it to stick around.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Well on the game plan it's going to be pretty simple. We are going to defend this strong incumbent position we have in our original markets, and we are going to look to the other markets in Texas where we think we've got a strong value proposition to provide to the customers and make a meaningful entry in those markets. Beyond the -- beyond the PTB it's probably best for Erle or Dan or someone to describe what the company's strategy is on that. I can just tell you from kind of the economic framework of the company whether we have the PTB in place or we don't. What I have talked to you about today survives, the way they structured their PTB with negotiating the stranded costs, negotiating the fuel recovery and reconciliation issues. That was a very smart thing to do. That is behind us and so affectively this theme -- this market is operating from TXU's standpoint as if the PTB isn't in place. That is just a price setting mechanism for the ultimate consumer. We've got to compete for the customer business with that price setting mechanism in place. Today if it goes away we'll still have to make a strategic decision on whether we try to retain share by weakening our margin or whether we keep our margin where it is and loose share. Those are the kinds of the decisions that we are effectively making today, except we don't have as much flexibility in bringing the margin down to respond to share losses we will post PTB. But -- really a company -- a company employee other than our three-hour-old employee should answer that question.

----------------------------------------------------------
ERLE NYE - TXU CORP. - CHAIRMAN

Brian I being the senior person around this table at least as longevity; I will simply say that I would expect that the price to beat -- will go away across the board. However, I think there may be a legislative effort to provide some sort of back stop and I think it will be priced favorably to the company and fairly to the company. But there may be the sentiment that for those who simply can't cope there needs to be some price out there that would apparently be a fairly high price -- they could always back into. And I don't think that offers any sort of a limitation or restraint on the plans that John has, and has so eloquently described to you today.

----------------------------------------------------------
BRIAN OLSON - LUMINOUS MANAGEMENT - ANALYST.

Okay. Great. Thank you. And look forward to seeing more details of the plans, as you settle all things out.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

Great. Just give us three months or so and we will come forward with something much more detailed and with a lot more people than me standing up committing to these aspirations.

----------------------------------------------------------
BRIAN OLSON - LUMINOUS MANAGEMENT - ANALYST.

Thanks.

----------------------------------------------------------
JOHN WILDER - TXU CORP. - CHIEF EXECUTIVE OFFICER

We apologize; we are going to have to leave this call. We are on a tight schedule to meet employees, and a lot of other people that are important to this company, call into our IR group, I am going to be available over the next week to answer follow-up questions; we are going to have some follow-up meetings tonight. So, we apologize for cutting you short but we think it's really important to get out to the employee and help them understand where we are going. But thank you very much everyone.

----------------------------------------------------------
ERLE NYE - TXU CORP. - CHAIRMAN

Thanks for your patience and for your support.

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OPERATOR

Thank you for participating in today's
conference call. You may now disconnect.

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